EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Interim Report of Lexington Energy Services Inc. (the "Company") on Form 10-Q for the period ended August 31, 2008 filed with the Securities and Exchange Commission on the date hereof (the "Report"),

I, Kelly Warrack, Chief Financial Officer of the  Company,  certify,  pursuant to 18 U.S.C. Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The  information  contained in the Report  fairly  presents,  in all material  respects,  the  financial  condition  and result of  operations of the Company.

                                             /s/ Kelly Warrack

                                            ----------------------

                                           Kelly Warrack

                                           Chief Financial Officer

October 20, 2008